BUSINESS COMBINATION AND OTHER TRANSACTION (Tables)	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
Schedule of purchase price to assets acquired and liabilities
Carrying Value (In USD thousands)
Consideration:
Closing Cash consideration paid	550
Bridge loan	50
Fair value of the noncontrolling interest	931

Total Consideration	1,531

Acquired net Assets:
Cash including bridge loan	620
Other assets	13
Intangible asset - IPR&D *	872
Trade and other payables	(160)
Total net Assets	1,345
Goodwill	186

* The fair value of the IPR&D was estimated by applying the income approach, specifically the Multi Period Excess Earnings method. Acquired IPR&D intangible asset is not amortized; instead, it is subject to an impairment assessment, at least annually and in each reporting period upon the occurrence of indicators of impairment. The valuation incorporated management’s projections regarding development timelines, expected commercialization probability, and estimated future cash flows associated with Layer Bio product candidate. Significant inputs used in the measurement included the projected development costs and operating expenses for the clinical program, probability‑adjusted cash flow assumptions based on the stage of development as of the acquisition date, and a discount rate of 30.5% reflecting the asset‑specific risk profile.Based on these inputs, the fair value of the IPR&D asset recognized in the purchase price allocation was $872.